EXHIBIT 99.7
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                             INTERCREDITOR AGREEMENT
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         THIS INTERCREDITOR AGREEMENT (this "Agreement"), dated as of February
21, 2001, by and among TRIPLE L LTD., K&L FINANCIAL, INC., (the "Affiliated Lenders"), NORTHWAY STATE BANK ("Northway") (which is an assignee of Triple L) (Northway and the Affiliated Lenders herein referred to collectively as the "Senior Lender"), FINOVA MEZZANINE CAPITAL, INC. (the "Subordinated Lender" and, together with the Senior Lender, the "New Lenders"), U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association (the "Trustee"), and ABLE LABORATORIES, INC., a Delaware corporation (the "Borrower"),

                              W I T N E S S E T H:
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         BACKGROUND.
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         Reference is made to those certain $1,700,000 Industrial Development
Revenue Bonds (Able Laboratories, Inc. Project) Series 1999A (the "Series 1999A Bonds"), and those certain $300,000 Industrial Development Revenue Bonds (Able Laboratories, Inc. Project) Series 1999B (Taxable) (the "Series 1999B (Taxable) Bonds" and, together with the Series 1999A Bonds, the "Series 1999 Bonds") executed and delivered by the New Jersey Economic Development Authority (the "Authority") pursuant to a Trust Indenture (the "Indenture"), dated as of June 1, 1999, by and between the Authority and the Trustee. The Borrower has executed and delivered to the Authority its Promissory Note dated June 1, 1999 in the original principal amount of $2,000,000.00 (the "Bond Note"), which Bond Note the Authority has assigned to the Trustee, which Bond Note provides, among other things, for payments to be made by the Borrower in an amount sufficient to pay the debt service on the Series 1999 Bonds. The Trustee has heretofore filed one or more financing statements under the Uniform Commercial Code giving notice of its security interest in certain of the assets of the Borrower and is the mortgagee, by assignment, under that certain Leasehold Mortgage, Security Agreement, Assignment of Rents and Financing Statement executed and delivered by the Borrower in connection with the issuance of the Series 1999 Bonds.

         This Agreement is being executed and delivered, for the purpose hereinafter set forth, in connection with certain indebtedness that the Borrower is accruing, and certain security interests that the Borrower has agreed to grant, to the New Lenders. The Borrower has granted to the Senior Lender a security interest in certain assets of the Borrower, and in connection with additional financings may grant a security interest in other assets of the Borrower, whether now owned or hereafter acquired (including, without limitation, accounts, accounts receivable, inventory, furniture, fixtures, equipment, general intangibles, intellectual property, licenses, contract rights, chattel paper, instruments, documents, deposit accounts, books, records and computer software, investment property and proceeds and products of the foregoing, including, without limitation, insurance proceeds, lock box contents and proceeds and deposit accounts) (the "Senior Lender's Collateral"). The Senior Lender will file one or more financing statements under the Uniform Commercial Code giving notice of the Senior Lender's security interest in the Senior Lender's Collateral. The Borrower has granted to the Subordinated Lender a security
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interest in certain assets of the Borrower, whether now owned or hereafter acquired (consisting of accounts, accounts receivable, inventory, general intangibles, intellectual property, licenses, contract rights, chattel paper, instruments, documents, deposit accounts, books, records and computer software, investment property and proceeds and products of the foregoing, including, without limitation, insurance proceeds, lock box contents and proceeds and deposit accounts, but excluding any machinery, equipment, furniture and fixtures) (the "Subordinated Lender's Collateral").

         The parties hereto desire to avoid all conflicts that might otherwise result from the filing of such financing statements, to set forth their respective interests in the Borrower's assets, and to enter into this Agreement for that purpose.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Trustee hereby expressly and unconditionally subordinates in favor of the Senior Lender all right, title and interest that the Trustee might at present have, or which it might hereafter acquire, from Borrower in and to any of the Borrower's accounts, accounts receivable, investment property, contract rights, chattel paper, general intangibles, instruments, documents, intellectual property, deposit accounts, inventory including all claims against any supplier, equipment, and all books, records (computerized or manual) and computer software in connection with all of the foregoing, and all proceeds and products of the foregoing including, but not limited to insurance proceeds, lock box contents and proceeds, and deposit accounts, whether now owned or hereafter acquired, save and except those assets that are more fully listed and described on Exhibit A, attached hereto and incorporated herein by reference.

         2. The Trustee hereby expressly and unconditionally subordinates in favor of the Subordinated Lender all right, title and interest that the Trustee might at present have, or which it might hereafter acquire, from Borrower in and to all of the Borrower's accounts, accounts receivable, inventory, general intangibles, intellectual property, licenses, contract rights, chattel paper, instruments, documents, deposit accounts, books, records and computer software, investment property and proceeds and products of the foregoing, including, without limitation, insurance proceeds, lock box contents and proceeds and deposit accounts (but excluding any machinery, equipment, furniture and fixtures), whether now owned or hereafter acquired, save and except those assets that are more fully listed and described on Exhibit A attached hereto and incorporated herein by reference.

         3. Reciprocally, each of the New Lenders hereby expressly and unconditionally subordinates in favor of the Trustee all right, title and interest that such New Lender might at present have, or which it might hereafter acquire, from Borrower in and to all of the Borrower's assets that are more fully listed and described on Exhibit A, attached hereto and incorporated herein by reference, whether now owned or hereafter acquired, and all attachments, accessories, accessions, substitutions and replacements thereto and therefor, and all proceeds thereof (the aforesaid assets, together with all of the Borrower's furniture, furnishings, equipment, machinery and building materials that, at any time, heretofore have been, or hereafter may be, acquired by

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the Borrower by means of other than the proceeds of the Series 1999 Bonds being herein referred to collectively as the "Assembled Industrial Plant Collateral").

         4. Each of the New Lenders and the Trustee (hereinafter sometimes referred to individually as a "Creditor" and collectively as the "Creditors") consent to the others taking and perfecting a security interest in the Borrower's assets as described above, subject to the terms of this Agreement. Those assets of the Borrower in which more than one of the Creditors have a security interest (whether junior or senior, and including the Assembled Industrial Plant Collateral) are hereinafter referred to collectively as the "Common Collateral."

         5. During the term of this Agreement, the Trustee agrees that it will not commence, undertake or prosecute any Enforcement Action with respect to all or any part of the Common Collateral, other than the Assembled Industrial Plant Collateral, unless and until an Enforcement Notice has been given to, and actually received by, the other Creditors, and (a) such other Creditors have consented in writing to such Enforcement Action (which consent may be arbitrarily withheld by such other Creditors in their sole and absolute discretion, but which consent shall be deemed to have been given if any such other Creditor, itself, shall have commenced any such Enforcement Action), or
(b) such other Creditors have been paid in full all indebtedness owed to them by the Borrower, or (c) a period of thirty (30) days after such other Creditor's receipt of such Enforcement Notice shall have expired.

         6. In addition, during the term of this Agreement, each New Lender agrees that it will not commence, undertake or prosecute any Enforcement Action with respect to all or any part of the Assembled Industrial Plant Collateral unless and until an Enforcement Notice has been given to, and actually received by, the Trustee, and (a) the Trustee shall have consented in writing to such Enforcement Action (which consent may be arbitrarily withheld by the Trustee in its sole and absolute discretion, but which consent shall be deemed to have been given if the Trustee, itself, shall have commenced any such Enforcement Action), or (b) the entire principal amount of the Series 1999 Bonds, together with all interest accrued thereon and premium, if any, payable in respect thereof, shall have been paid in full, or (c) a period of two (2) months after the Trustee's receipt of such Enforcement Notice shall have expired.

         7. For purposes of this Agreement:

                  (a) An Enforcement Action shall mean and include any of the following by any Creditor: the repossession or attempted repossession of any of the Common Collateral; the sale, use or other disposition of any of the Common Collateral; the commencement of any judicial or non-judicial action for the enforcement of any of the rights or remedies with respect to any Common Collateral, including, without limitation, any such action under the United States Bankruptcy Code or any state insolvency statute. An Enforcement Action shall not include, and no Creditor shall be prevented by this Agreement from having (and the Trustee on behalf of itself and any successors and assigns, including purchasers at any foreclosure or similar sale agrees to furnish the Senior Lender with), (i) access to the Facility (as defined in the Indenture) for the purpose of exercising any rights and remedies available to it (subject to the provisions of Paragraphs 5 and 6 hereof), or (ii) seeking a monetary judgment against the Borrower, but any execution issued in connection therewith shall be subject to the provisions of Paragraphs 5 and 6 hereof.

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                  (b) An Enforcement Notice shall mean a written notice
delivered, at a time when an "event of default" (as defined in any agreement between or for the benefit of any Creditor and the Borrower, and whether or not in precisely the aforesaid words or other words of similar import) has occurred and is continuing, by any Creditor to the others, announcing that such Creditor desires to commence an Enforcement Action, specifying the relevant event of default, specifying the nature and extent of the Enforcement Action desired to be commenced, and stating the current balance of the Borrower's debt to such Creditor.

         8. Each Creditor agrees hereby that, if the Borrower should satisfy in full its indebtedness to such Creditor, it will promptly notify each other Creditor of that fact. In addition, each Creditor shall notify each other Creditor of any Enforcement Actions which such Creditor proposes to take contemporaneously with any the delivery of any such notice furnished to the Borrower, PROVIDED THAT, except as otherwise provided by applicable law (including, without limitation, the Uniform Commercial Code) the failure of a Creditor in good faith to furnish such notice to each other Creditor, shall not limit or restrict the exercise of such Enforcement Actions, and FURTHER PROVIDED THAT any such Enforcement Action will be subject to the provisions of Paragraphs 5 and 6 hereof.

         9. Any notice, approval, waiver, objection, delivery of documents, or other communication required or permitted to be given hereunder or given in regard to this Agreement by one party to another shall be in writing, shall be transmitted by one of the following specified methods, and shall be effective when actually delivered in person, or when received when sent by a commercial delivery service, by telecopy or the U.S. mail, certified, postage prepaid, return receipt requested, and addressed as follows:

         To the Affiliated Lenders:       K&L Financial, Inc.
                                          60 Revere Drive, Suite 840
                                          Northbrook, IL  60062

         To Northway:                     480 West Center Street
                                          Grayslake, IL 60030

         To the Subordinated Lender:      Finova Mezzanine Capital, Inc.
                                          500 Church Street, Suite 200
                                          Nashville, TN 37219

         The Trustee:                     U.S. Bank Trust National Association
                                          Corporate Trust Services
                                          101 North First Avenue, Suite 2000
                                          Phoenix, AZ  85003

         The Borrower:                    Able Laboratories, Inc.
                                          6 Hollywood Court
                                          South Plainfield, NJ  07080

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         10. Notwithstanding the date, manner or order of perfection of the security interests in and liens on the Common Collateral granted to any Creditor by Borrower, and notwithstanding any provision of the Uniform Commercial Code, or any applicable law or decision, or the agreement of any Creditor with the Borrower, or whether any Creditor holds possession of all or any part of the Common Collateral, as among the Creditors, the relative priority of the security interests and liens of the Creditors in and on the Common Collateral during the term of this Agreement shall be as set forth in this Intercreditor Agreement.

         11. The priorities established hereunder are only as among the Creditors, and, to the extent that the operation of the foregoing provisions would otherwise entitle any other person (including a trustee in bankruptcy) to a priority over any Creditor, then (and only to such extent) such provisions shall be ineffective.

         12. If any Creditor shall attempt to enforce its rights or remedies in violation of the terms of this Agreement, the Borrower agrees that it will not use such violation as a defense to any Enforcement Action permitted any Creditor by the provisions of this Agreement, nor assert such violation as a counterclaim or basis for set-off or recoupment against any Creditor.

         13. None of the Creditors nor any of their respective directors, officers, agents or employees shall be responsible to the other Creditors or to any other person or entity for the Borrower's solvency, financial condition or ability to repay any indebtedness to any Creditor, or for any statements of the Borrower, oral or written, or for the validity, priority, sufficiency or enforceability of any Creditor's claims against or agreements with the Borrower, or any lien or security interest, or the enforceability thereof, granted by the Borrower to any Creditor. Each Creditor has entered into its agreements with the Borrower based upon its own independent investigation, and makes no warranty or representation to the other Creditors, nor does it rely upon any representation of any other Creditor with respect to matters identified or referred to in this Paragraph.

         14. Except as provided in this Agreement and except with respect to any breach of this Agreement, none of the Creditors shall have any liability to any other Creditor except for bad faith or willful misconduct.

         15. The Trustee shall have only such duties as are specifically set forth in this Agreement with respect to the subject matter hereof, and, to the extent provided by law, the Borrower agrees to indemnify and save the Trustee and its officers, directors, employees and agents harmless against any loss, expense and liabilities which they may incur arising out of or in the exercise or performance of its powers and duties hereunder, including the costs and expenses (including attorneys' fees) of defending against any claim of liability, but excluding liabilities due to the Trustee's gross negligence or willful misconduct. The Trustee shall not be deemed to be acting in a fiduciary capacity for the Borrower, any other Creditor, any holder or beneficial owner of the Series 1999 Bonds or any other party. In addition, the Trustee shall be entitled, in acting hereunder, to all of the rights, protections and indemnities afforded the Trustee under and pursuant to the Indenture and the Loan Agreement. The obligations of the Borrower under this Section 15 shall survive resignation or removal of the Trustee and payment of the Series 1999 Bonds.

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         16. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and all modifications or amendments of this Agreement, to be binding and enforceable, must be in writing and must be duly executed by an authorized officer of each party purported to be bound thereby.

         17. No Creditor shall contest the validity, perfection, priority or enforceability of any lien or security interest in the Common Collateral granted to the other Creditors, and each Creditor hereby agrees not to interfere with any other Creditor's defense of any action contesting the validity, perfection, priority or enforceability of such lien or security interest.

         18. No waiver shall be deemed to be made by any Creditor of its rights hereunder, unless the same shall be in writing, signed on behalf of such Creditor. Each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of such Creditor or the obligations of any other Creditor in any other respect at any other time. This Agreement shall be governed as to validity, interpretation, enforcement and effect by the laws of the State of New Jersey.

         19. This Agreement shall remain in full force and effect for so long as any part of the Borrower's outstanding liquidated and unliquidated indebtedness to two or more Creditors shall remain unpaid. No change in the nature, amount, type or other terms of any such indebtedness due any Creditor, including any refinancing of any thereof, shall affect the provisions of this Agreement or the enforceability thereof.

         20. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Specifically, the parties hereto agree that: (a) any Creditor may assign this Agreement, and such Creditor's rights and obligations hereunder, to any lender (a "Future Lender") that may, after the date hereof, acquire a security interest in any of the Common Collateral to secure indebtedness (of whatsoever nature and in whatsoever amount) that the Borrower might, from time to time, owe such Future Lender (provided that such Future Lender joins in this Agreement and agrees to be bound by all of the assigning Creditor's obligations hereunder); and (b) upon such an assignment and joinder, such Future Lender will be deemed, for all purposes hereunder, to have succeeded to the position and priorities of the assigning Creditor. Except as specifically provided in this Paragraph 20, no person or persons who are not a party hereto shall have or obtain any right, benefit, priority or interest under this Agreement.

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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement the date and year first above written.

TRIPLE L, LTD.                              K&L FINANCIAL, INC.


By:                                         By:
Name:                                       Name:


ABLE LABORATORIES, INC.                     FINOVA MEZZANINE CAPITAL, INC.

By:                                         By:
Name:                                       Name:


NORTHWAY STATE BANK

By:
Name:

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         The following is the property on which the lien of the Trustee shall be senior to any lien thereon now or hereafter held by or for the benefit of the New Lenders:

         1. The Lease Agreement, dated as of November 29, 1984, between the Borrower's predecessor in interest and the present landlord's predecessor in interest, relating to the Leasehold (hereinafter defined), as the same has or hereafter may be, amended or supplemented (the "Lease").

         2. The Borrower's leasehold interest in the land and buildings, fixtures, rights-of-way, privileges and easements which constitute the real property known and numbered as 6 Hollywood Court, in the Borough of South Plainfield, Middlesex County, New Jersey 07083 (the "Leasehold").

         3. All fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of the Borrower with all providers of utility services to, or insurers of, the Leasehold.

         4. All rentals, royalties and other revenues received by the Borrower from third parties as a result of the Borrower' s subletting, underletting or assigning of all or any part of the Leasehold.

         5. All furniture, furnishings, equipment, machinery and building materials that, at any time, may be acquired by the Borrower with proceeds of the Series 1999 Bonds.

         6. All proceeds, awards, settlements or other compensation received by the Borrower as a result of any casualty to all or any part of the Leasehold or the property referred to in the foregoing Paragraph 5.

         7. All proceeds, awards, settlements or other compensation received by the Borrower as a result of any taking in eminent domain or condemnation (or conveyance in lieu thereof) of all or any part of the Leasehold or the property referred to in the foregoing Paragraph 5.

         8. All property that the Trustee may, at any time, hold in trust for the Authority or the holders of the Series 1999 Bonds under and pursuant to the provisions of the Indenture.

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